SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 17, 2015

Date of Report (Date of Earliest Event Reported)

The Rancon Realty Fund V Liquidating Trust

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

0-16467	47-7191393
(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708
(Address of principal executive offices) (Zip Code)

(650) 343-9300

(Fund’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 8.01	Other Events.

On or around December 17, 2015, The Rancon Realty Fund V Liquidating Trust (the “Liquidating Trust”), will be making a liquidating distribution to the beneficiaries of the Liquidating Trust (the “Beneficiaries”) in the aggregate amount of $19,500,000, and mailing a letter to the Beneficiaries which accompanies the distribution and provides an update on the activities of the Liquidating Trust. A copy of the letter to the Beneficiaries is furnished with this Form 8-K as Exhibit 99.1.

____________________

Certain statements contained in this Report, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, in particular, statements about future events and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual events to differ materially from those anticipated. Readers are referred to the risk factors disclosed under Item 1A of Part I in December 31, 2014 Annual Report on Form 10-K filed by Rancon Realty Fund V, a California limited partnership (the “Partnership”), and under the caption “Risk Factors” in the Partnership’s Proxy Consent Solicitation Statement dated April 21, 2014. Forward-looking statements are not intended to be a guaranty of future events. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “possible,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that this Current Report is filed with the Securities and Exchange Commission. Neither the Liquidating Trust nor the Trustee make any representations or warranties (expressed or implied) about the accuracy of any such forward-looking statements. Actual events could differ materially from any forward-looking statements contained in this Current Report. This Current Report is neither an offer of nor a solicitation to purchase securities.

The information in this Report, including the attached letter, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter to Beneficiaries, dated December 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Liquidating Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCON REALTY FUND V Liquidating Trust

By	Rancon Financial Corporation,
The Trustee

By	/s/ Daniel L. Stephenson
Daniel L. Stephenson
Chairman

Date: December 17, 2015

INDEX TO EXHIBITS

Exhibit	Description
99.1	Letter to Beneficiaries, dated December 17, 2015.